                                 EXHIBIT 24(a)


                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


Date:  January 31, 2000                         /s/ J. G. Breen
       -----------------------------        -------------------------
                                             J. G. Breen
                                             Chairman and Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


Date:   January 31, 2000                         /s/  C. M. Connor
       -----------------------------        --------------------------
                                            C. M. Connor
                                            Vice Chairman and Chief Executive
                                            Officer, Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:   January 31, 2000                         /s/  L. J. Pitorak
       -----------------------------       ---------------------------
                                           L. J. Pitorak
                                           Senior Vice President - Finance,
                                           Treasurer and Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    January 31, 2000                       /s/  J. L. Ault
       -----------------------------       ------------------------
                                           J. L. Ault
                                           Vice President - Corporate Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    January 31, 2000                     /s/  J. M. Scaminace
       -----------------------------      -----------------------------
                                          J. M. Scaminace
                                          President and Chief Operating Officer,
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999 hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    February 2, 2000                        /s/  D. E. Collins
       -----------------------------        ---------------------------
                                            D. E. Collins
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    February 1, 2000                        /s/  D. E. Evans
       -----------------------------        -------------------------
                                            D. E. Evans
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    February 2, 2000                        /s/  R. W. Mahoney
       -----------------------------        ---------------------------
                                            R. W. Mahoney
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    January 31, 2000                        /s/  C. E. Moll
       -----------------------------        ------------------------
                                            C. E. Moll
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    February 2, 2000                        /s/  W. G. Mitchell
       -----------------------------        ----------------------------
                                            W. G. Mitchell
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    February 2, 2000                        /s/  A. M. Mixon, III
       -----------------------------        ------------------------------
                                            A. M. Mixon, III
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    February 2, 2000                        /s/  H. O. Petrauskas
       -----------------------------        ------------------------------
                                            H. O. Petrauskas
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    February 2, 2000                        /s/  R. K. Smucker
       -----------------------------        ---------------------------
                                            R. K. Smucker
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:    January 28, 2000                         /s/  J. C. Boland
       -----------------------------        --------------------------
                                            J. C. Boland
                                            Director